                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                      /s/ Ronald O. Perelman
                                                     --------------------------
                                                         RONALD O. PERELMAN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                      /s/ J. Eric Hanson
                                                   --------------------------
                                                        J. ERIC HANSON

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                      /s/ James W. Hoag
                                                   ------------------------
                                                        JAMES W. HOAG

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                      /s/ Jerry W. Levin
                                                  --------------------------
                                                        JERRY W. LEVIN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                      /s/ George Napier
                                                -----------------------------
                                                        GEORGE NAPIER

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                      /s/ John P. Murray, Jr.
                                                  -----------------------------
                                                         JOHN P. MURRAY, JR.

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                       /s/ Martin D. Payson
                                                   ---------------------------
                                                         MARTIN D. PAYSON

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                       /s/ Bruce Slovin
                                                  --------------------------
                                                          BRUCE SLOVIN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                      /s/ Irwin Engelman
                                                  ---------------------------
                                                         IRWIN ENGELMAN

                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the under signed hereby constitutes and appoints each of Glenn P. Dickes, Thomas E. Kohut and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in con nection with the MERIDIAN SPORTS INCORPORATED (the "Corpo ration") Annual Report on Form 10-K for the year ended December 31, 1996 under the Securities Exchange Act of 1934, as amended, including, without limiting the gener ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu rities exchange or securities self-regulatory body, grant ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful ly do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of March 1997.



                                                      /s/ Thomas E. Kohut
                                                  ----------------------------
                                                        THOMAS E. KOHUT